Supplement to the Prospectus dated November 20, 2015

This Supplement updates certain information in the Prospectus for the PENN Capital Funds Trust on behalf of each series (the “Funds”). You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com

PENN Capital Opportunistic High Yield Fund

Effective March 17, 2016, the PENN Capital High Yield Fund changed its name to the PENN Capital Opportunistic High Yield Fund.

All references in the Prospectus are hereby changed accordingly.

ALL FUNDS

Effective June 24, 2016 the following replaces the first three sentences of the second paragraph under “Classes of Shares-When and How NAV is Determined” on page 35:

Securities and other assets for which market quotations are readily available are generally priced at their market value.  If market quotations are readily available for portfolio securities listed on a securities exchange, a Fund values those securities at the official closing price of the day or, if there is no official closing price, at the most recent quoted bid price.  Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not.

© 2016 PENN Capital Funds Trust. All rights reserved.
Foreside Fund Services, LLC, Distributor

Supplement to the Statement of Additional Information
dated November 20, 2015

This Supplement updates certain information in the Statement of Additional Information for the PENN Capital Funds Trust on behalf of each series (the “Funds”). You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free
1-844-302-PENN or at www.penncapitalfunds.com

PENN Capital Opportunistic High Yield Fund

Effective March 17, 2016, the PENN Capital High Yield Fund changed its name to the PENN Capital Opportunistic High Yield Fund.  All references in the Statement of Additional Information are hereby changed accordingly.

PENN Capital Small/Mid Cap Equity Fund and PENN Capital Small Cap Equity Fund

Effective June 24, 2016, the PENN Capital Small/Mid Cap Equity Fund and the PENN Capital Small Cap Equity Fund may invest in initial public offerings (“IPOs”).

Under “Investment Policies and Associated Risks,” the following information is added:

The following table sets forth the types of additional investment strategies that each Fund may employ. The descriptions following the table provide more detailed information about each type of investment strategy and associated risks.
	PENN Capital Small/Mid Cap Equity Fund	PENN Capital Small Cap Equity Fund	PENN Capital Opportunistic High Yield Fund	PENN Capital Senior Floating Rate Income Fund
Initial Public Offerings (IPOs)	X	X

Initial Public Offerings (IPOs)
The PENN Capital Small/Mid Cap Equity Fund and the PENN Capital Small Cap Equity Fund may purchase initial public offerings (IPOs) in accordance with their investment strategies. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

© 2016 PENN Capital Funds Trust. All rights reserved.
Foreside Fund Services, LLC, Distributor

ALL FUNDS
The following edits are effective as of June 24, 2016.

The following is added to the third paragraph of “Disclosure of Portfolio Holdings” on page 30:

In addition, the Trust may, but is not required to, make publicly available, on a monthly and/or quarterly basis, information regarding each Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding, and the aggregate percentage of the top ten holdings) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This information may be made available through different means, including but not limited to marketing communications (including advertisements and sales literature), the transfer agent telephone customer service center, and the Trust’s website, www.penncapitalfunds.com. This information is typically available within 15 days after month-end and/or quarter-end, as applicable.

The third and fourth paragraphs of “Valuation of Shares” on page 39 are replaced with the following:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)).  Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day.  If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price.  Price information on listed securities is taken from the exchange where the security is primarily traded.
Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or if no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the most recent quoted bid price.  Futures contracts are valued at the daily quoted settlement prices.  Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board.  Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

© 2016 PENN Capital Funds Trust. All rights reserved.
Foreside Fund Services, LLC, Distributor